- --------------------------------------------------------------------------------
                  THE EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT,
        NEW YORK CITY TIME, ON    ,    , 1996, UNLESS OTHERWISE EXTENDED
- --------------------------------------------------------------------------------

                          LOCKHEED MARTIN CORPORATION
                             LETTER OF TRANSMITTAL
                          FOR SHARES OF COMMON STOCK,
                           PAR VALUE $1.00 PER SHARE,
                         OF LOCKHEED MARTIN CORPORATION

          TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, EXCHANGE AGENT

            By Mail:                        By Hand or Overnight Courier:
          P.O. Box 2569                       14 Wall Street, 8th Floor
        Tenders & Exchanges                          Suite 4680-LMC
             Suite 4660                        New York, New York 10005
 Jersey City, New Jersey 07303-2569


               THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

                              MORROW & CO., INC.

                         909 Third Avenue, 20th Floor
                           New York, New York 10022
                                (212) 754-8000
                           Toll Free (800) 566-9058
                    Banks and Brokerage Firms, please call:
                                (800) 662-5200

    The undersigned acknowledges receipt of the Offering Circular--Prospectus
dated    , 1996 (the "Offering Circular--Prospectus") of Lockheed Martin
Corporation, a Maryland corporation ("Lockheed Martin"), and this Letter of Transmittal, which together constitute Lockheed Martin's offer (the "Exchange
Offer") to exchange     shares of common stock, par value $.01 per share, of
Martin Marietta Materials, Inc. ("Materials Common Stock"), a North Carolina corporation ("Materials"), for each share tendered of common stock, par value $1.00 per share, of Lockheed Martin ("Lockheed Martin Common Stock") up to an
aggregate of     shares of Lockheed Martin Common Stock tendered and exchanged.

    Capitalized terms used but not defined herein have the meanings given to them in the Offering Circular--Prospectus.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

  TO BE COMPLETED BY ALL TENDERING HOLDERS OF CERTIFICATED SHARES OF LOCKHEED
          MARTIN COMMON STOCK REGARDLESS OF WHETHER SUCH SHARES ARE
                      BEING PHYSICALLY DELIVERED HEREWITH

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO A PERSON OTHER THAN THE EXCHANGE
        AGENT OR TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT
                           CONSTITUTE VALID DELIVERY

 -------------------------------------------------------------------------------
   DO NOT COMPLETE OR RETURN THIS LETTER OF TRANSMITTAL IF YOUR SHARES ARE
   HELD IN AN ACCOUNT WITH A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY, EMPLOYEE BENEFIT PLAN SPONSORED BY LOCKHEED MARTIN (OR A SUBSIDIARY) OR
   OTHER NOMINEE AND ARE NOT CERTIFICATED IN YOUR NAME. THIS LETTER OF TRANSMITTAL IS BEING SUPPLIED FOR YOUR INFORMATION ONLY. THE INSTITUTION HOLDING YOUR SHARES WILL SUPPLY YOU WITH SEPARATE INSTRUCTIONS REGARDING
   THE TENDER OF YOUR SHARES.
 -------------------------------------------------------------------------------

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW
  This Letter of Transmittal is to be used if (i) certificate(s) representing shares of Lockheed Martin Common Stock are to be forwarded herewith, (ii) tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), unless an Agent's Message is utilized, or (iii) guaranteed delivery procedures are being used, according to the procedures set forth in the Offering Circular--Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

  Your broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offering Circular-- Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to Morrow & Co., Inc. (the "Information Agent") at (800) 566-9058. See Instruction 13.

I. TENDER OF CERTIFICATED SHARES ISSUED IN YOUR NAME.

   Holders of shares of Lockheed Martin Common Stock ("Stockholders") tendering shares of Lockheed Martin Common Stock pursuant to this Section I must also complete Sections V and VI.A. herein.

   A. CERTIFICATED SHARES--Complete this Section I.A. if you wish to tender certificated shares issued in your name.

- --------------------------------------------------------------------------------
 THE UNDERSIGNED, BY COMPLETING THIS SECTION I.A. AND SECTION VI.A., SIGNING
 THIS LETTER OF TRANSMITTAL AND DELIVERING THIS LETTER OF TRANSMITTAL AND
 THE CERTIFICATE(S) FOR LOCKHEED MARTIN COMMON STOCK TO THE EXCHANGE AGENT,
 WILL BE DEEMED TO HAVE TENDERED THE SHARES OF LOCKHEED MARTIN COMMON STOCK INDICATED BELOW.
- --------------------------------------------------------------------------------

   List below the certificate(s) representing shares of Lockheed Martin Common Stock that you wish to tender. If the space provided below is inadequate, the certificate and number of shares represented thereby should be listed on a separate signed schedule affixed hereto. The following section should not be completed by holders tendering by book-entry transfer.

- -------------------------------------------------------------------------------------------------------
        DESCRIPTION OF SHARES OF LOCKHEED MARTIN COMMON STOCK TENDERED
- -------------------------------------------------------------------------------------------------------
                                                            TOTAL NUMBER               NUMBER OF
                                                            OF SHARES OF               SHARES OF
                                                              LOCKHEED                 LOCKHEED
                                                               MARTIN                   MARTIN
NAME(S) AND ADDRESS(ES)                                      COMMON STOCK               COMMON
OF REGISTERED HOLDER(S)(1)              CERTIFICATE         REPRESENTED BY              STOCK
(PLEASE FILL IN, IF BLANK)               NUMBER(S)          CERTIFICATE(S)            TENDERED(2)
- -------------------------------------------------------------------------------------------------------
                                       ----------------------------------------------------------------
                                       ----------------------------------------------------------------
                                       ----------------------------------------------------------------
                                       ----------------------------------------------------------------
                                       ----------------------------------------------------------------
                                       ----------------------------------------------------------------
                                       ----------------------------------------------------------------
                                       ----------------------------------------------------------------
                                       TOTAL
- -------------------------------------------------------------------------------------------------------
 (1) If the name or address shown in this box is incorrect, cross out the incorrect information and insert the correct information in this box.
 (2) Unless otherwise indicated in the last column, and subject to the terms and conditions of the
     Offering Circular--Prospectus, you will be deemed to have tendered all the shares of Lockheed
     Martin Common Stock represented by the certificate(s) listed. See Instruction 2.
- -------------------------------------------------------------------------------------------------------

  Stockholders who wish to tender and whose shares of Lockheed Martin Common Stock are not immediately available or who cannot deliver their shares of Lockheed Martin Common Stock and all other documents required hereby to the Exchange Agent on or before the Expiration Date must tender shares of Lockheed Martin Common Stock according to the guaranteed delivery procedures set forth in the Offering Circular--Prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures." See Instruction 1.

[_] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING TENDERED SHARES OF LOCKHEED
    MARTIN COMMON STOCK ARE ENCLOSED HEREWITH.

[_] CHECK HERE IF TENDERED SHARES OF LOCKHEED MARTIN COMMON STOCK ARE BEING
    DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Holder(s): ___________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution that guaranteed delivery: ______________________________

- -------------------------------------------------------------------------------

    B. DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN SHARES. Complete this
       Section I.B. if you wish to tender shares held in the Dividend
       Reinvestment and Stock Purchase Plan.
- --------------------------------------------------------------------------------
 THE UNDERSIGNED, BY COMPLETING THIS SECTION I.B. AND SIGNING AND DELIVERING
 THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE
 TENDERED THE SHARES OF LOCKHEED MARTIN COMMON STOCK INDICATED BELOW.
- --------------------------------------------------------------------------------

[_] CHECK HERE IF YOU ARE A PARTICIPANT IN LOCKHEED MARTIN'S DIVIDEND
    REINVESTMENT AND STOCK PURCHASE PLAN (THE "DRP") AND WISH TO TENDER SHARES OF LOCKHEED MARTIN COMMON STOCK HELD IN YOUR ACCOUNT UNDER THE DRP ("DRP SHARES") AND COMPLETE THE FOLLOWING:

    [_]Tender all DRP Shares; or

    [_]Number of whole shares tendered from DRP (if less than all):
                .

    A tender of all DRP Shares will include fractional shares and any shares credited to the participant's account after the date hereof and prior to the Expiration Date.

IF THE PARTICIPANT AUTHORIZES THE TENDER OF HIS OR HER DRP SHARES, BUT DOES NOT INDICATE THE NUMBER OF SHARES TO BE TENDERED, THE PARTICIPANT WILL BE DEEMED TO HAVE TENDERED ALL DRP SHARES OWNED BY SUCH PARTICIPANT, PURSUANT TO THE DRP. SEE INSTRUCTION 5.

- -------------------------------------------------------------------------------

    C. ODD LOT SHARES--Complete this Section I.C. if you hold fewer than 100 shares and wish to tender all such shares.

[_] CHECK HERE IF (i) YOU ARE THE OWNER BENEFICIALLY AND OF RECORD OF LESS THAN
    100 SHARES OF LOCKHEED MARTIN COMMON STOCK IN THE AGGREGATE AND (ii) YOU WISH TO TENDER ALL YOUR SHARES OF LOCKHEED MARTIN COMMON STOCK.

    If you are the owner, beneficially and of record, of less than 100 shares of Lockheed Martin Common Stock (an "Odd Lot") and you tender all your shares, you will receive preferential treatment if the Exchange Offer is oversubscribed. See Instruction 8.

II. TENDER OF SHARES HELD BY A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY, EMPLOYEE BENEFIT PLAN SPONSORED BY LOCKHEED MARTIN (OR A SUBSIDIARY) OR OTHER NOMINEE.

  If your shares of Lockheed Martin Common Stock are held in an account with a broker, dealer, commercial bank, trust company, employee benefit plans sponsored by Lockheed Martin (or a subsidiary) or other nominee and you wish to tender all or part of those shares, do not return this Letter of Transmittal to the Exchange Agent. This Letter of Transmittal is being supplied for your information only. The institution holding your shares will supply you with separate instructions regarding the tender of your shares. If you have not received instructions regarding the tender of your shares, please contact a representative of the institution holding your shares.


 ONLY BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, TRUSTEES OF EMPLOYEE BENEFIT PLANS SPONSORED BY LOCKHEED MARTIN (OR A SUBSIDIARY) AND OTHER NOMINEES SHOULD COMPLETE THIS SECTION II.


  A. BOOK-ENTRY TRANSFER SHARES--Complete this Section II.A. if you wish to tender shares held by DTC.

[_]CHECK HERE IF TENDERED SHARES OF LOCKHEED COMMON STOCK ARE BEING DELIVERED
   BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: _____________________________________________

  DTC Account Number: ________________________________________________________

  Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF TENDERED SHARES OF LOCKHEED MARTIN COMMON STOCK ARE BEING
   DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE
   FOLLOWING:

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Institution that guaranteed delivery: ______________________________

________________________________________________________________________________

  B.ODD LOT SHARES--Complete this Section II.B. if you wish to tender on behalf of an owner of an Odd Lot.

[_]CHECK HERE IF (i) YOU ARE TENDERING ON BEHALF OF THE OWNER BENEFICIALLY AND
   OF RECORD OF AN ODD LOT, (ii) YOU BELIEVE, BASED UPON REPRESENTATIONS MADE TO YOU BY SUCH OWNER, THAT SUCH OWNER OWNED BENEFICIALLY AND OF RECORD LESS THAN 100 SHARES OF LOCKHEED MARTIN COMMON STOCK IN THE AGGREGATE AND (iii) SUCH OWNER WISHES TO TENDER ALL HIS OR HER SHARES OF LOCKHEED MARTIN COMMON STOCK.

  Owners of Odd Lots who tender all such shares of Lockheed Martin Common Stock will receive preferential treatment if the Exchange Offer is oversubscribed. See Instruction 8.

III. SPECIAL ISSUANCE INSTRUCTIONS--To be completed only if shares of Materials Common Stock, a Fractional Share Check and/or shares of Lockheed Martin Common Stock tendered but not accepted for exchange are to be issued in the name of someone other than the Stockholder tendering shares of Lockheed Martin Common Stock.

  Note: If this Section is completed, the signature in Section V must be guaranteed by an Eligible Institution. See Instruction 3.




                        SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 3 AND 4)

                       To be completed ONLY if Materi-
                      als Common Stock Certificate(s),
                      a Fractional Share Check issued
                      in connection therewith, if any,
                      and shares of Lockheed Martin
                      Common Stock not accepted for ex-
                      change, if any, are to be ISSUED
                      in the name of someone other than
                      the undersigned.

                      Issue:

                      check appropriate box(es):

                      [_]all of the following to:
                      [_]Materials Certificate(s):
                      [_]Fractional Share Check:
                      [_]Lockheed Martin Common Stock
                      Certificate(s):

                      Name(s): _________________________
                                (PLEASE PRINT)
                      __________________________________
                                (PLEASE PRINT)
                      Address: _________________________
                      __________________________________
                                   ZIP CODE
                      __________________________________
                      EMPLOYER IDENTIFICATION OR SOCIAL
                                 SECURITY NO.

IV. SPECIAL DELIVERY INSTRUCTIONS--To be completed only if shares of Materials Common Stock, a Fractional Share Check and/or shares of Lockheed Martin Common Stock are to be mailed to an address other than that shown in the box entitled "Description of Shares of Lockheed Martin Common Stock Tendered" or in Section III above.

                        SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 3 AND 4)

                       To be completed ONLY if Materi-
                      als Certificate(s), a Fractional
                      Share Check issued in connection
                      therewith, if any, and/or shares
                      of Lockheed Martin Common Stock
                      not tendered or any shares of
                      Lockheed Martin Common Stock ten-
                      dered but not accepted for ex-
                      change, if any, are to be MAILED
                      to someone other than the under-
                      signed, or to the undersigned at
                      an address other than that shown
                      in the box entitled "Description
                      of Shares of Lockheed Martin Com-
                      mon Stock Tendered" or in Section
                      III above, as applicable.

                      Mail:
                      check appropriate box(es):
                      [_]Materials Common Stock
                       Certificate(s) to:
                      [_]Fractional Share Check to:
                       Lockheed Martin Common Stock
                          Certificate(s):
                      [_]Not Tendered to:
                      [_]Not Accepted to:
                      Name(s): _________________________
                                (PLEASE PRINT)
                      __________________________________
                                (PLEASE PRINT)
                      Address: _________________________
                      __________________________________
                                   ZIP CODE

V. SIGNATURE--To be completed by all Stockholders who are tendering shares of Lockheed Martin Common Stock and who completed Sections I.A., I.B. or I.C.

                    Note: SIGNATURES MUST BE PROVIDED BELOW

                                   IMPORTANT
                  ALL TENDERING STOCKHOLDERS PLEASE SIGN HERE
           (PLEASE ALSO COMPLETE THE FOLLOWING SUBSTITUTE FORM W-9)
                          (SEE INSTRUCTIONS 1 AND 3)
 X...........................................................................
 X...........................................................................
                           SIGNATURE(S) OF OWNER(S)
 Dated:.........................., 1996

 (Must be signed by the registered holder(s) of shares of Lockheed Martin Common Stock as their name(s) appear(s) on certificate(s) for shares of Lockheed Martin Common Stock or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal.)

 If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title. (See Instruction 3.)

 Name(s):....................................................................
      .....................................................................
                                (PLEASE PRINT)

 Capacity:...................................................................

 Address:....................................................................

      .....................................................................
                              (INCLUDE ZIP CODE)

 Area Code and Telephone No.: ....................

 Dated: ........................., 1996

                              SIGNATURE GUARANTEE
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 3)

                    FOR USE BY ELIGIBLE INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

 Signature(s) Guaranteed by an Eligible Institution:.........................
                                                 (AUTHORIZED SIGNATURE)

 Name:.......................................................................
                                (PLEASE PRINT)

 Title:......................................................................

 Name of
 Firm:.......................................................................

 Address:....................................................................
                              (INCLUDE ZIP CODE)

 Area Code and Telephone No.:.....................

 Date: .........................., 1996

  All tendering stockholders must complete the Substitute Form W-9 below. If a person other than the tendering Stockholder has been named in Section III, such other person, rather than the person tendering the shares of Lockheed Martin Common Stock, must complete the following Substitute Form W-9. See Instruction 6 and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK



                        PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

 SUBSTITUTE

 FORM W-9               PLEASE PROVIDE YOUR
                        TAXPAYER IDENTIFICATION        ______________________
                        NUMBER IN THE BOX AT RIGHT      (SOCIAL SECURITY NO.
                        AND CERTIFY BY SIGNING AND            EMPLOYER
                        DATING BELOW                    IDENTIFICATION NO.)

 DEPARTMENT OF THE
 TREASURY INTERNAL
 REVENUE SERVICE
                       --------------------------------------------------------


 PAYER'S REQUEST FOR    PLEASE CHECK THE BOX AT RIGHT IF YOU HAVE APPLIED FOR
 TAXPAYER               AND ARE AWAITING RECEIPT OF YOUR TAXPAYER
 IDENTIFICATION NUMBER  IDENTIFICATION NUMBER                              [_]
 AND CERTIFICATION FOR --------------------------------------------------------
 PAYEES EXEMPT FROM     CERTIFICATION--Under penalties of perjury, I certify
 BACKUP WITHHOLDING     that:
 (SEE GUIDELINES FOR
 CERTIFICATION OF
 TAXPAYER
 IDENTIFICATION NUMBER
 ON SUBSTITUTE FORM W-
 9)

                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting for a Taxpayer Identification number to be issued to me), and
                        (2) I am not subject to backup withholding either
                            because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                        You must cross out item (2) above if you have been notified by the IRS you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

                        PRINT YOUR NAME: _____________________________________

                        ADDRESS: _____________________________________________

                        SIGNATURE: __________________________________  DATE: __

                        NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% ON ANY DIVIDENDS OR OTHER TAXABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

                        IF YOU CHECKED THE ABOVE BOX OF THIS SUBSTITUTE FORM W-9 INDICATING THAT YOU ARE AWAITING RECEIPT OF YOUR TAXPAYER IDENTIFICATION NUMBER, YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION.

                               CERTIFICATION OF PAYEE AWAITING TAXPAYER
                                        IDENTIFICATION NUMBER

                        I certify under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

                        SIGNATURE: ___________________________________________

                        DATE: ________________________________________________

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF
           (TOGETHER WITH SHARES OF LOCKHEED MARTIN COMMON STOCK AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFERING CIRCULAR--PROSPECTUS).

VI. AGGREGATE OWNERSHIP INFORMATION--To be completed by all stockholders who are tendering shares of Lockheed Martin Common Stock.

  A. CERTIFICATED SHARES HELD IN YOUR NAME--Stockholders who are tendering shares of Lockheed Martin Common Stock issued in their own name (other than brokers, dealers, commercial banks, trust companies, trustees of employee benefit plans sponsored by Lockheed Martin (or a subsidiary) or other nominees) must complete this Section VI.A. Brokers, dealers, commercial banks, trust companies, trustees of employee benefit plans sponsored by Lockheed Martin (or a subsidiary) or other nominees must complete Section VI. B. below.


      STOCKHOLDERS MUST CHECK EITHER THE BOX MARKED "YES" OR "NO" BELOW.
   SEE PAGE 12 HEREOF WHICH PROVIDES AN EXPRESS ASSUMPTION OF LIABILITY WITH
           RESPECT TO THE INFORMATION CONTAINED IN THIS SECTION VI.


   Instructions:

   1. For purposes of this section, you should assume that there will be no proration in the Exchange Offer and that each share of Lockheed Martin
      Common Stock tendered will be exchanged for     shares of Materials
                                                 -----
      Common Stock.

   2. In calculating your ownership of Materials Common Stock for purposes of this section, you must include shares of Materials Common Stock owned by any person with whom you are or were acting pursuant to a plan or arrangement with respect to the acquisition of Materials Common Stock, including shares now owned by such person, shares to be acquired by such person in the Exchange Offer and shares to be acquired by such person apart from the Exchange Offer.

   YES[_] I/We intend to own, directly or indirectly, individually, beneficially or otherwise, 2,000,000 or more shares of Materials Common Stock upon consummation of the Exchange Offer.

   NO[_] I/We do not intend to own, directly or indirectly, individually, beneficially or otherwise, 2,000,000 or more shares of Materials Common Stock upon consummation of the Exchange Offer.

           IF YOU CHECKED THE BOX MARKED "YES", YOU MUST PROVIDE THE FOLLOWING
           INFORMATION:

           How many shares of Materials Common Stock do you currently own, directly or indirectly, individually, beneficially or otherwise?
                     ----------------------

           How many additional shares of Materials Common Stock do you intend to acquire by purchase or otherwise, to be owned directly or indirectly, individually, beneficially or otherwise, upon or before completion of the Transaction? (Do not include shares to be received pursuant to the Exchange Offer.)
                                                       ----------------------

           How many shares of Materials Common Stock are owned, directly or indirectly, individually, beneficially or otherwise, by any person with whom you are or were acting pursuant to a plan or arrangement with respect to the acquisition of Materials Common Stock?
                 ----------------------

           How many shares of Materials Common Stock are intended to be acquired by purchase or otherwise, to be owned directly or indirectly, individually, beneficially or otherwise, by any person with whom you are or were acting pursuant to a plan or arrangement upon or before completion of the Transaction with respect to the acquisition of Materials Common Stock? (Do not include shares to be received pursuant to the Exchange Offer.)
                   ----------------------

           How many shares of Materials Common Stock will be received pursuant to the Exchange Offer, to be owned directly or indirectly, individually, beneficially or otherwise, by any person with whom you are or were acting pursuant to a plan or arrangement with respect to the acquisition of Materials Common Stock?

  B. SHARES HELD BY A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY, TRUSTEE OF EMPLOYEE BENEFIT PLANS SPONSORED BY LOCKHEED MARTIN (OR A SUBSIDIARY) OR OTHER NOMINEE--Brokers, dealers, commercial banks, trust companies, trustee of employee benefit plans sponsored by Lockheed Martin (or a subsidiary) or other nominees who have received instructions from the beneficial owners of the shares of Lockheed Martin Common Stock to tender their shares in the Exchange Offer must complete this Section VI.B.


 ONLY BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, TRUSTEE OF EMPLOYEE BENEFIT PLANS SPONSORED BY LOCKHEED MARTIN (OR A SUBSIDIARY) OR OTHER NOMINEES
                      SHOULD COMPLETE THIS SECTION VI.B.


[_]CHECK HERE IF ANY OF THE BENEFICIAL OWNERS ON WHOSE BEHALF YOU ARE
   TENDERING HAVE INDICATED THAT THEY INTEND TO OWN, DIRECTLY OR INDIRECTLY, INDIVIDUALLY, BENEFICIALLY OR OTHERWISE, 2,000,000 OR MORE SHARES OF MATERIALS COMMON STOCK UPON CONSUMMATION OF THE EXCHANGE OFFER AND STATE THE DETAILS OF SUCH OWNERSHIP AS PROVIDED TO YOU BY SUCH BENEFICIAL OWNER IN THEIR INSTRUCTION FORM.

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
                    (ATTACH ADDITIONAL SHEETS, AS NECESSARY)

VII. NOTICE OF SOLICITING TENDERS--to be completed if a Soliciting Dealer fee is to be paid in connection with this tender.

                          NOTICE OF SOLICITED TENDERS

   Lockheed Martin will pay to a Soliciting Dealer, as defined in the Offering Circular--Prospectus, a solicitation fee of $1.00 per share, up to a maximum of 1,000 shares, for each share of Lockheed Martin Common Stock tendered and exchanged pursuant to the Exchange Offer if such Soliciting Dealer has affirmatively solicited and obtained such tender, except that no solicitation fee shall be payable (i) in connection with a tender of Lockheed Martin Common Stock by a Stockholder (x) owning more than 10,000 shares of Lockheed Martin Common Stock or (y) tendering from a country outside the United States; or (ii) to the Dealer Manager. In addition, no such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a tendering holder (other than itself). No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Lockheed Martin, Materials, the Exchange Agent, the Information Agent or the Dealer Manager for purposes of the Exchange Offer. See Instruction 9.

   The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

 Name of Firm: ______________________________________________________________
                                 (Please Print)

 Name of Individual Broker or Financial Consultant: _________________________

 Identification Number (if known): __________________________________________

 Address: ___________________________________________________________________
                               (Include Zip Code)

   The following is to be completed ONLY if customer's Lockheed Martin Common Stock held in nominee name is tendered.

                                             NUMBER OF SHARES OF LOCKHEED
          BENEFICIAL OWNERS                             MARTIN
 -----------------------------------             COMMON STOCK TENDERED
                                          -----------------------------------

                     (ATTACH ADDITIONAL LIST IF NECESSARY)

 Beneficial Owner No. 1 . . . . . . . . . ___________________________________
 Beneficial Owner No. 2 . . . . . . . . . ___________________________________
 Beneficial Owner No. 3 . . . . . . . . . ___________________________________

   The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offering Circular-- Prospectus; and (iii) in soliciting tenders of shares of Lockheed Martin Common Stock, it has used no soliciting materials other than those furnished by Lockheed Martin.

   SOLICITING DEALERS ARE NOT ENTITLED TO A FEE WITH RESPECT TO SHARES OF LOCKHEED MARTIN COMMON STOCK BENEFICIALLY OWNED BY SUCH SOLICITING DEALER OR WITH RESPECT TO ANY SHARES THAT ARE REGISTERED IN THE NAME OF A SOLICITING DEALER UNLESS SUCH SHARES ARE HELD BY SUCH SOLICITING DEALER AS NOMINEE AND ARE TENDERED FOR THE BENEFIT OF BENEFICIAL HOLDERS IDENTIFIED IN THE LETTER OF TRANSMITTAL.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Lockheed Martin the shares of Lockheed Martin Common Stock represented by the certificate(s) described above. Subject to, and effective upon, the acceptance for exchange of the shares of Lockheed Martin Common Stock tendered herewith, the undersigned hereby conveys, exchanges, assigns and transfers to, or upon the order of, Lockheed Martin, all right, title and interest in and to the shares of Lockheed Martin Common Stock tendered hereby (and any and all other shares of Lockheed Martin Common Stock or other securities issued or issuable in respect thereof on or after
   , 1996) and accepted for exchange pursuant to the Exchange Offer. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of Lockheed Martin) with respect to the shares of Lockheed Martin Common Stock tendered herewith, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) (a) to deliver stock certificates representing the shares of Lockheed Martin Common Stock tendered herewith or transfer ownership of such shares of Lockheed Martin Common Stock on the account books maintained by The Depository Trust Company ("DTC"), together with all accompanying evidences of transfer and authenticity, to or upon the order of Lockheed Martin upon receipt by the Exchange Agent, as the undersigned's agent, of certificate(s) representing shares of Materials Common Stock ("Materials Certificate(s)") and shares of Lockheed Martin Common Stock not exchanged to which the undersigned is entitled upon the acceptance for exchange by Lockheed Martin of the shares of Lockheed Martin Common Stock tendered herewith under the Exchange Offer; (b) to present certificate(s) representing such shares of Lockheed Martin Common Stock for transfer on the books of Lockheed Martin; and
(c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Lockheed Martin Common Stock, all in accordance with the terms and conditions of the Exchange Offer. If the undersigned has not, prior to the Exchange Offer, submitted to the Exchange Agent the undersigned's stock certificates representing Martin Marietta Corporation common stock or Lockheed Corporation common stock, then the undersigned hereby represents and warrants that all representations and warranties set forth in this Letter of Transmittal with respect to Lockheed Martin Common Stock shall be deemed to be made with respect to both the Martin Marietta Corporation common stock or Lockheed Corporation common stock, as the case may be, as well as the Lockheed Martin Common Stock that would have been obtained upon such submission.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, convey, exchange, assign and transfer the shares of Lockheed Martin Common Stock tendered hereby (and any and all other shares of Lockheed Martin Common Stock or other securities issued or issuable
in respect thereof on or after    , 1996) and that when such shares of
Lockheed Martin Common Stock are accepted by Lockheed Martin for exchange pursuant to the Exchange Offer, Lockheed Martin will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that none of such shares of Lockheed Martin Common Stock will be subject to any adverse claim or right when the same are accepted for exchange by Lockheed Martin. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Lockheed Martin to be necessary or desirable to complete the conveyance, exchange, assignment and transfer of the shares of Lockheed Martin Common Stock tendered hereby (and all such other shares of Materials Common Stock or securities). All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

  The undersigned understands that if more than    shares of Lockheed Martin
Common Stock are validly tendered and not properly withdrawn in the Exchange Offer as provided in the Offering Circular--Prospectus, the shares of Lockheed Martin Common Stock so tendered and not withdrawn shall be accepted for exchange on a pro rata basis in accordance with the terms set forth in the Offering Circular--Prospectus under "The Exchange Offer--Terms of the Exchange Offer," except for odd lot tenders as described in the Offering Circular-- Prospectus under "The Exchange Offer--Tenders for Exchange by Holders of Fewer than 100 Shares of Lockheed Martin Common Stock." The undersigned understands that, upon acceptance by Lockheed Martin of the shares of Lockheed Martin Common Stock tendered herewith, the undersigned will be deemed to have accepted the shares of Materials Common Stock exchanged therefor and will be deemed to have relinquished all rights with respect to the shares of Lockheed Martin Common Stock so accepted.

  The undersigned understands that Lockheed Martin may accept the undersigned's tender at any time on or after the Expiration Date (as defined in the Offering Circular--Prospectus) by delivering oral or written notice of acceptance to the Exchange Agent. Tenders of shares of Lockheed Martin Common Stock may be withdrawn at any time prior to the Expiration Date and, unless theretofore accepted for exchange as provided in the Exchange Offer, at any
time after    , 1996. This tender may be withdrawn only in accordance with the procedures set forth in the Offering Circular--Prospectus under "The Exchange Offer--Withdrawal Rights" and the Instructions contained in this Letter of Transmittal.

  The undersigned recognizes that, under certain circumstances and subject to certain conditions to the Exchange Offer (which Lockheed Martin, in its sole discretion, may waive) set forth in the Offering Circular--Prospectus, Lockheed Martin may not be required to accept for exchange any of the shares of Lockheed Martin Common Stock tendered herewith or any shares of Lockheed Martin Common Stock tendered after the Expiration Date. The shares of Lockheed Martin Common Stock delivered to the Exchange Agent and not accepted for exchange will be returned to the undersigned as promptly as practicable following expiration or termination of the Exchange Offer at the address set forth above under "Description of Shares of Lockheed Martin Common Stock Tendered," unless otherwise indicated under "Special Delivery Instructions."

  The undersigned understands and acknowledges that the Exchange Offer is intended to qualify for treatment as a tax-free distribution of shares of Materials Common Stock pursuant to Section 355 of the Internal Revenue Code, and that to ensure such treatment all persons tendering shares of Lockheed Martin Common Stock are required to provide the information called for under "Aggregate Ownership Information." The undersigned hereby represents and warrants to Lockheed Martin and to Materials and to the stockholders of Lockheed Martin and Materials that the information provided by the undersigned under "Aggregate Ownership Information" is complete and correct. If the undersigned is a broker, dealer, nominee or other agent or representative tendering on behalf of one or more beneficial owners of Lockheed Martin Common Stock, the undersigned represents and warrants that to the best of its knowledge no such beneficial owner, together with any other person or persons with whom such beneficial owner may be acting pursuant to a plan or arrangement with respect to the acquisition of Materials Common Stock, shall, following, the Exchange Offer, hold more than 2,000,000 shares of Materials Common Stock, except as disclosed in Section VI. "Aggregate Ownership Information." TO THE EXTENT THE UNDERSIGNED TENDERS SHARES OF LOCKHEED MARTIN COMMON STOCK IN VIOLATION OF THE UNDERSIGNED'S REPRESENTATION AND WARRANTY SET FORTH IN THIS PARAGRAPH, THE UNDERSIGNED HEREBY EXPRESSLY AGREES THAT THE UNDERSIGNED SHALL BE LIABLE FOR ALL DAMAGES CAUSED THEREBY TO ALL PARTIES (INCLUDING LOCKHEED MARTIN, MATERIALS AND THEIR STOCKHOLDERS) BY REASON OF SUCH BREACH AND ACKNOWLEDGES THAT SUCH DAMAGE MAY BE SUBSTANTIAL.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon his or her heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter of Transmittal and the Offering Circular--Prospectus.

  Unless otherwise indicated under "Special Issuance Instructions," please issue (i) the Materials Certificate(s) to which the undersigned is entitled;
(ii) if applicable, a check in lieu of a fractional share equal to such fraction multiplied by the average gross selling price per share of Materials Common Stock obtained by the Exchange Agent upon the sale of all fractional shares on behalf of those tendering Lockheed Martin shareholders otherwise entitled to receive fractional shares (a "Fractional Share Check"); and (iii) if applicable, the certificate(s) representing any shares of Lockheed Martin Common Stock tendered herewith that are not accepted for exchange, in each case in the name(s) of the tendering holder(s) shown above under "Description of Shares of Lockheed Martin Common Stock Tendered." Unless otherwise indicated under "Special Delivery Instructions," please send (i) Materials Certificate(s) to which the undersigned is entitled; (ii) if applicable, a Fractional Share Check; (iii) if applicable, the certificate(s) representing any shares of Lockheed Martin Common Stock not tendered; and/or (iv) if applicable, the certificate(s) representing any shares of Lockheed Martin Common Stock tendered herewith and not accepted for exchange, in each case issued in the name(s) of the tendering holder(s) shown above under "Description of Shares of Lockheed Martin Common Stock Tendered" together with accompanying documents, as appropriate to the address(es) of the tendering holder(s) shown above under "Description of Shares of Lockheed Martin Common Stock Tendered." Any shares of Lockheed Martin Common Stock delivered by book-entry transfer that are not tendered or any shares of Lockheed Martin Common Stock tendered herewith delivered by book-entry transfer that are not accepted for exchange will be credited to the account at the DTC designated under
Section II.A. The undersigned recognizes that Lockheed Martin has no obligation pursuant to the "Special Issuance Instructions" to transfer any shares of Lockheed Martin Common Stock from the name of the tendering holder hereof if Lockheed Martin does not accept for exchange such shares. In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue (i) the Materials certificate(s) to which the undersigned is entitled; (ii) if applicable, a Fractional Share Check; and (iii) if applicable, the certificates(s) representing any shares of Lockheed Martin
Common Stock tendered herewith and not accepted for exchange in the name(s) of, and mail such certificate(s) and check (and accompanying documents, as appropriate) to, the person(s) so indicated. Certificate(s) representing any shares of Lockheed Martin Common Stock not tendered by the undersigned will be returned in the name(s) of the tendering holder(s) shown above to the address(es) shown above under "Description of Shares of Lockheed Martin Common Stock Tendered," unless otherwise instructed under "Special Delivery Instructions."

  The undersigned understands that the delivery and surrender of the shares of Lockheed Martin Common Stock tendered herewith is not effective, and the risk of loss of the shares of Lockheed Martin Common Stock (including shares of Lockheed Martin Common Stock tendered herewith) does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, duly completed and signed, or an Agent's Message (as defined in the Offering Circular--Prospectus under "The Exchange Offer--Procedures for Tendering Shares of Lockheed Martin Common Stock) in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to Lockheed Martin and any other required documents. ALL QUESTIONS AS TO VALIDITY, FORM AND ELIGIBILITY AND ACCEPTANCE FOR EXCHANGE OF ANY SURRENDER OF SHARES OF LOCKHEED MARTIN COMMON STOCK TENDERED HEREWITH WILL BE DETERMINED BY LOCKHEED MARTIN IN ITS SOLE DISCRETION AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING SHAREHOLDERS.

  The undersigned understands that a tender of shares of Lockheed Martin Common Stock and the acceptance by Lockheed Martin for exchange of such shares pursuant to the procedures described in the Offering Circular--Prospectus under "The Exchange Offer--Procedures for Tendering Shares of Lockheed Martin Common Stock" and in the Instructions hereto will constitute a binding agreement between the undersigned and Lockheed Martin upon the terms and subject to the conditions of the Exchange Offer, including the tendering shareholder's representation and warranty that (i) such holder owns the shares of Lockheed Martin Common Stock being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such shares of Lockheed Martin Common Stock complies with Rule 14e-4.

                                 INSTRUCTIONS

                  FORMING PART OF THE TERMS OF AND CONDITIONS

                             TO THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. Certificate(s) for shares of Lockheed Martin Common Stock or any book-entry transfer into the Exchange Agent's account at DTC of shares of Lockheed Martin Common Stock tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer of shares, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date (as defined in the Offering Circular--Prospectus). THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATE(S) FOR SHARES OF LOCKHEED MARTIN COMMON STOCK, AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE STOCKHOLDERS AND, EXCEPT AS OTHERWISE PROVIDED, THE DELIVERY WILL BE DEEMED MADE WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, THE USE OF REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED AND SUFFICIENT TIME TO ENSURE TIMELY RECEIPT SHOULD BE ALLOWED.

  Stockholders whose shares of Lockheed Martin Common Stock are not immediately available or who cannot deliver their shares of Lockheed Martin Common Stock and all other required documents to the Exchange Agent on or prior to the Expiration Date, as may be extended, may tender their shares of Lockheed Martin Common Stock pursuant to the guaranteed delivery procedures set forth in the Offering Circular--Prospectus. Pursuant to such procedures
(i) tender must be made through a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Medallion

Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the Stockholder and the number of shares of Lockheed Martin Common Stock being tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter of Transmittal together with the certificate(s) representing the shares of Lockheed Martin Common Stock and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificate(s) for all tendered shares of Lockheed Martin Common Stock, or a confirmation of a book-entry transfer of such shares of Lockheed Martin Common Stock into the Exchange Agent's account at the DTC, together with a properly completed and duly executed copy of this Letter of Transmittal (or manually signed facsimile thereof) and any required signature guarantees, or an Agent's Message, as well as all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Offering Circular-- Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

  All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered shares of Lockheed Martin Common Stock will be determined by Lockheed Martin, in its sole discretion, which determination shall be final and binding on all tendering Stockholders. Lockheed Martin reserves the absolute right to reject any or all tenders of shares of Lockheed Martin Common Stock determined by it not to be in proper form or the acceptance of which may, in the opinion of Lockheed Martin's counsel, be unlawful. Lockheed Martin also reserves the absolute right to waive any defect or irregularity in any tender of shares of Lockheed Martin Common Stock. All tendering Stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive notice of the acceptance of their shares of Lockheed Martin Common Stock for exchange.

  None of Lockheed Martin, the Exchange Agent, or any other person shall be under any duty to give notification of any defect or irregularity in any tender, or incur any liability for failure to give any such notification.

  2. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWALS. If less than all the shares of Lockheed Martin Common Stock evidenced by a submitted certificate are tendered, the tendering Stockholder must fill in the number of shares tendered in the fourth column of the box entitled "Description of Shares of Lockheed Martin Common Stock Tendered." All the shares of Lockheed Martin Common Stock represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. Partial tenders are not applicable to holders of shares of Lockheed Martin Common Stock who tender by book-entry transfer. If all the shares of Lockheed Martin Common Stock are not tendered,
(i) a reissued certificate representing the number of shares of Lockheed Martin Common Stock not tendered will be issued in the name of such tendering Stockholders, and sent to, unless otherwise indicated under "Special Delivery Instructions," such tendering Stockholders and (ii) certificate(s) for shares of Materials Common Stock will be issued in the name of, and sent to, such tendering Stockholders unless otherwise indicated above under "Special Issuance Instructions" or "Special Delivery Instructions," promptly after the shares of Lockheed Martin Common Stock are accepted for exchange.

  A tender pursuant to the Exchange Offer may be withdrawn, subject to the procedures described in this Letter of Transmittal and in the Offering Circular--Prospectus, at any time prior to the Expiration Date and subsequent
to    , 1996, if not theretofore accepted for exchange. To be effective with respect to the tender of shares of Lockheed Martin Common Stock, a written facsimile transmission notice of withdrawal must (i) be received by the Exchange Agent before the Expiration Date, (ii) specify the name of the person who tendered the shares of Lockheed Martin Common Stock to be withdrawn, (iii) contain the serial numbers shown on the particular certificate(s) evidencing the shares of Lockheed Martin Common Stock to be withdrawn and the name of the registered holder thereof (if certificates have been delivered or otherwise identified to the Exchange Agent) or the name and number of the account at DTC from which the shares were transferred and the number of shares of Lockheed Martin Common Stock withdrawn and (iv) be signed by the Stockholder in the same manner as the original signature on this Letter of Transmittal (including the required signature guarantee(s)) or be accompanied by evidence satisfactory to Lockheed Martin that the person withdrawing the tender has succeeded to the beneficial ownership of the shares of Lockheed Martin Common Stock. If the certificate(s) for shares of Lockheed Martin Common Stock to be withdrawn have been delivered to the Exchange Agent, a signed notice of withdrawal with (except in the case of shares of Lockheed Martin Common Stock tendered by an Eligible Institution) signatures guaranteed by an Eligible Institution must be submitted prior to the release of such certificate(s) for shares of Lockheed Martin Common Stock. Withdrawals may not be rescinded, and shares of Lockheed Martin Common Stock withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, withdrawn shares of Lockheed Martin Common Stock may be retendered by again following the procedures described in this Letter of Transmittal and the Offering Circular--Prospectus.

  All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by Lockheed Martin, in its sole discretion, which determination shall be final and binding. None of Lockheed Martin, the Exchange Agent or any other person will be under any duty to give notification of any defect or irregularity in any notice of withdrawal or incur any liability for failure to give any such notification.

  3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the holder(s) of the shares of Lockheed Martin Common Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the shares of Lockheed Martin Common Stock tendered hereby are owned by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered shares of Lockheed Martin Common Stock are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are names in which certificates are held.

  If this Letter of Transmittal is signed by the tendering Stockholder(s) of the shares of Lockheed Martin Common Stock listed and tendered hereby, no signature guarantees are required, unless Materials Certificate(s) are to be issued and, if applicable, certificate(s) for any shares of Lockheed Martin Common Stock not accepted for exchange are to be reissued, in the name of a person other than the tendering holder(s), in which case, the signature guarantee in Section V of this Letter of transmittal must be completed. Such signature guarantees must be provided by an Eligible Institution.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Lockheed Martin, proper evidence satisfactory to Lockheed Martin of their authority to so act must be submitted.

  All signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the shares of Lockheed Martin Common Stock tendered pursuant hereto are tendered: (i) by the registered holder of the shares of Lockheed Martin Common Stock (which term, for purposes of this Letter of Transmittal, shall include any participant in DTC whose name appears on a security position listing as the owner of the shares of Lockheed Martin Common Stock) who has not completed the box entitled "Special Issuance Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution.

  4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If special issuance and/or special delivery instructions are requested, tendering Stockholders should indicate, in the applicable box, the name and address to which Materials Certificate(s), a Fractional Share Check, if any, and substitute certificate(s) for shares of Lockheed Martin Common Stock tendered but not accepted for exchange, if any, are to be issued or the name and address to which the Materials Certificate(s), a Fractional Share Check, if any, and/or substitute certificate(s) for shares of Lockheed Martin Common Stock not tendered or shares of Lockheed Martin Common Stock tendered and not accepted for exchange, if any, are to be sent if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance of shares of Materials Common Stock or Lockheed Martin Common Stock in a different name, the employer identification or the social security number of the person named must be identified and a Substitute Form W-9 must be completed for the new owner.

  5. DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN SHARES. Stockholders who are participants in Lockheed Martin's Dividend Reinvestment and Stock Purchase Plan (the "DRP") and who wish to tender shares of Lockheed Martin Common Stock held in their account under the DRP ("DRP Shares") pursuant to the Exchange Offer must so indicate by completing Section I.B. and returning to the Exchange Agent the properly completed and duly executed Letter of Transmittal

(or manually signed facsimile thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal. If the participant authorizes the tender of his or her DRP Shares, but does not indicate the number of shares to be tendered, the participant will be deemed to have tendered all DRP Shares owned by such participant, including fractional shares and any shares credited to the participant's account after the date hereof and prior to the Expiration Date. If a participant authorizes the tender of his or her DRP Shares and such DRP Shares are actually exchanged under the terms and subject to the conditions of the Exchange Offer, First Chicago Trust Company of New York, as administrator of the DRP, will reduce the number of shares of Lockheed Martin Common Stock in the participant's DRP account by the number of DRP Shares that are accepted for exchange. Any DRP shares tendered but not exchanged will be returned to the participant's DRP account.

  6. TAXPAYER IDENTIFICATION NUMBER. Federal income tax law requires that a Stockholder whose tendered shares of Lockheed Martin Common Stock are accepted for exchange must provide his or her correct taxpayer identification number ("TIN") which, in the case of a Stockholder who is an individual, is his or her social security number. If the Stockholder does not provide the correct TIN, the Stockholder may be subject to a penalty imposed by the Internal Revenue Service ("IRS") and dividends or other taxable payments paid to such Stockholder may be subject to 31% backup withholding. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS. Exempt Stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In order for a foreign individual to qualify as an exempt person, that individual must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status. A Form W-8 for such a statement can be obtained from the Exchange Agent.

  To prevent backup withholding, each tendering Stockholder must provide his or her correct TIN by completing "Substitute Form W-9" set forth above, certifying that the TIN provided is correct (or that the Stockholder is awaiting a TIN) and that (a) the Stockholder has not been notified by the IRS that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified the Stockholder that he or she is no longer subject to backup withholding. To prevent possible erroneous backup withholding, exempt Stockholders (other than certain foreign individuals) should certify in accordance with the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 that such Stockholder is exempt from backup withholding. If a Stockholder has been notified by the IRS that he or she is subject to backup withholding because of underreporting interest or dividends on his or her tax return, he or she should nevertheless complete and sign Substitute Form W-9 but should (unless after being so notified by the IRS he or she received a notification from the IRS that he or she is no longer subject to backup withholding) cross out item
(2) of the certification on the form. In such case, backup withholding may apply to dividends paid on the shares of Materials Common Stock issued to such Stockholder. If the shares of Lockheed Martin Common Stock are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for information on which TIN to report.

  See enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  7. TRANSFER TAXES. No domestic stock transfer taxes will be payable as a result of the Transaction. Lockheed Martin will pay all foreign stock transfer taxes, if any, but only to the extent such taxes are not solely the obligation of a stockholder of Lockheed Martin and are payable on the transfer of shares pursuant to the Exchange Offer. If, however, the exchange of shares is to be made to, or (in the circumstances permitted by the Exchange Offer) if shares of Lockheed Martin Common Stock that are not tendered or are not accepted for exchange are to be registered in the name of or delivered to, any person other than the registered owner, or if tendered certificates are registered in the name of any person other than the person signing the Letter of Transmittal, the amount of all foreign stock transfer taxes, if any (whether imposed on the registered owner or such other person), payable on account of the transfer to such person must be paid by the tendering stockholder unless evidence satisfactory to Lockheed Martin of the payment of such taxes or exemption therefrom is submitted.

  8. ODD LOTS. As described in the Offering Circular--Prospectus, if fewer than all shares of Lockheed Martin Common Stock tendered on or prior to the Expiration Date are to be purchased by Lockheed Martin, the shares of Lockheed Martin Common Stock purchased first will consist of all shares of Lockheed Martin Common Stock validly tendered by any

Stockholder who owned beneficially and of record as of , 1996 an aggregate of less than 100 shares of Lockheed Martin Common Stock and who tendered all of such shares of Lockheed Martin Common Stock. This preference will not be available unless Section I.C. or II.B. of this Letter of Transmittal and the Notice of Guaranteed Delivery, if applicable, is completed.

  9. SOLICITED TENDERS. Lockheed Martin will pay a solicitation fee of $1.00 per share, up to a maximum of 1,000 shares, for each share of Lockheed Martin Common Stock tendered and accepted for exchange pursuant to the Exchange Offer, covered by the Letter of Transmittal which designates, in the box captioned "Notice of Solicited Tenders," as having solicited and obtained the tender, the name of (i) any broker or dealer in securities which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. or (ii) any bank or trust company (each, a "Soliciting Dealer"), except that no solicitation fee shall be payable (i) in connection with a tender of Lockheed Martin Common Stock by a Stockholder (x) tendering more than 10,000 shares of Lockheed Martin Common Stock or (y) tendering from a country outside of the United States or (ii) to the Dealer Manager. In addition, Soliciting Dealers are not entitled to a fee with respect to shares of Lockheed Martin Common Stock beneficially owned by such Soliciting Dealer or with respect to any shares that are registered in the name of a Soliciting Dealer unless such shares are held by such Soliciting Dealer as nominee and are tendered for the benefit of beneficial holders identified in this Letter of Transmittal. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a tendering holder (other than itself). No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Lockheed Martin, the Exchange Agent, the Information Agent or the Dealer Manager for purposes of the Exchange Offer.

  10. WAIVER OF CONDITIONS. Lockheed Martin reserves the absolute right to amend or waive any of the specified conditions to the Exchange Offer in the case of any shares of Lockheed Martin Common Stock tendered other than certain conditions specified in the Offering Circular--Prospectus.

  11. MUTILATED, LOST, STOLEN OR DESTROYED SHARES OF LOCKHEED MARTIN
STOCK. Any Stockholder whose shares of Lockheed Martin Common Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent by telephone at (800) 519-3111 or at the address indicated above for further instructions. If any certificate representing shares of Lockheed Martin Common Stock has been mutilated, lost, stolen or destroyed, such stockholder must (i) furnish to the Exchange Agent evidence, satisfactory to it in its discretion, of the ownership of and the mutilation, loss, theft or destruction of such certificate, (ii) furnish to the Exchange Agent indemnity, satisfactory to it in its discretion, and (iii) comply with such other regulations as the Exchange Agent may prescribe.

  12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering and requests for additional copies of the Offering Circular--Prospectus and this Letter of Transmittal may be directed to the Information Agent by telephone at (800) 566-9058.

               THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

                              MORROW & CO., INC.

                         909 THIRD AVENUE, 20TH FLOOR
                           NEW YORK, NEW YORK 10022
                                (212) 754-8000
                           TOLL FREE (800) 566-9058

                    BANKS AND BROKERAGE FIRMS, PLEASE CALL:
                                (800) 662-5200

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